Global Atlantic Portfolios

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Moderate Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Global Atlantic American Funds® Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated May 13, 2026

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated
May 1, 2026, as supplemented to date

(1)	At a meeting held on May 7, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Portfolio identified below (each an “Acquired Portfolio”) into the corresponding Acquiring Portfolio identified below (each an “Acquiring Portfolio”) (each a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization is expected to close after the close of business on or about October 2, 2026 (the “Closing Date”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic Balanced Managed Risk Portfolio Class II Shares	Global Atlantic Moderate Managed Risk Portfolio Class II Shares
Global Atlantic BlackRock Selects Managed Risk Portfolio Class II Shares	Global Atlantic Moderate Managed Risk Portfolio Class II Shares
Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio Class II Shares	Global Atlantic Wellington Research Managed Risk Portfolio Class II Shares
Global Atlantic Select Advisor Managed Risk Portfolio Class II Shares	Global Atlantic American Funds® Managed Risk Portfolio Class II Shares

Each Reorganization contemplates: (1) the transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of business on the Closing Date; (2) the assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (3) the distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired

Portfolio in complete liquidation of the Acquired Portfolio. Each shareholder of an Acquired Portfolio will receive shares of the corresponding Acquiring Portfolio of the same class, and in equal value to, the shares of the Acquired Portfolio held by that shareholder as of the close of business on the Closing Date. Each Reorganization does not require shareholder approval. References below to a “Combined Portfolio” refer to an Acquiring Portfolio following the completion of the applicable Reorganization(s).

With respect to each Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the Combined Portfolio will incur the same or lower actual management fees (i.e., the management fee rate payable calculated based on a portfolio’s asset level) than the shareholders of the corresponding Acquired Portfolio immediately prior to the Reorganization. With respect to each Reorganization, the total annual operating expense ratio of the Combined Portfolio immediately after the Reorganization is expected to be the same or lower than the total annual operating expense ratio of the corresponding Acquired Portfolio immediately prior to the Reorganization.

Shares of the Acquired Portfolios are offered only through a variable annuity contract. As long as the contracts qualify as “variable contracts” under section 817(d) of the Internal Revenue Code of 1986, as amended, contract owners are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of an Acquired Portfolio for shares of the corresponding Acquiring Portfolio. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

A combined information statement/prospectus providing further information regarding the Reorganizations will be provided to shareholders of the Acquired Portfolios prior to the Reorganizations, which is expected to be mailed in July 2026.

Existing shareholders of an Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the corresponding Acquiring Portfolio.

(2)	At the Meeting, the Board also approved a reduction to the contractual investment sub-advisory management fee schedule for Global Atlantic Wellington Research Managed Risk Portfolio (Acquiring Portfolio) effective October 2, 2026.

(3)	In addition, the Board also approved a total expense limit for Global Atlantic American Funds® Managed Risk Portfolio (Acquiring Portfolio) effective October 2, 2026 such that the Portfolio's total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 1.16% of average daily net assets attributable to the Portfolio's shares.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any Portfolio.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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